UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014

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BRIGHT MOUNTAIN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Congress Avenue, Suite 2250, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

561-998-2440

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On March 3, 2014, Bright Mountain Holdings, Inc. (the “Company”) purchased the website WelcomeHomeBlog.com, a website for military homecomings from Chase Holfeder. The Company believes that WelcomeHomeBlog.com is the number one website and Facebook page for military homecomings. Consideration for the acquisition was $200,000 paid in cash at closing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release dated March 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT MOUNTAIN HOLDINGS, INC.

Date: March 19, 2014	By:	/s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer